UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

Intra-Cellular Therapies, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36274

Delaware	36-4742850
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

430 East 29th Street

New York, New York 10016

(Address of principal executive offices, including zip code)

(646) 440-9333

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITCI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	Other Events.

On September 9, 2020, Intra-Cellular Therapies, Inc. (the “Company”) issued a press release announcing it has commenced an underwritten public offering of $350 million of shares of its common stock, and its intention to grant the underwriters a 30-day option to purchase up to an additional 15% of the shares of common stock offered in the public offering. All of the shares in the offering will be sold by the Company. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, SVB Leerink LLC and Evercore Group L.L.C. are acting as joint book-running managers for the offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

On September 9, 2020, the Company filed with the Securities and Exchange Commission a preliminary prospectus supplement to its effective shelf registration statement on Form S-3 (File No. 333-235817) (the “Preliminary Prospectus Supplement”) pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to the aforementioned proposed public offering of shares of the Company’s common stock. The Preliminary Prospectus Supplement contains an updated summary description of the Company’s business in the section entitled “Prospectus Supplement Summary,” which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any offer, solicitation, or sale of the securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Intra-Cellular Therapies, Inc., dated September 9, 2020.

99.2	Prospectus Supplement Summary included in Intra-Cellular Therapies, Inc.’s Preliminary Prospectus Supplement dated September 9, 2020 to the Registration Statement on Form S-3 (File No. 333-235817).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRA-CELLULAR THERAPIES, INC.

By:	/s/ Lawrence J. Hineline
Lawrence J. Hineline
Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary

Date: September 9, 2020